INVESCO MULTI-SECTOR FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         5

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     6,422
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                     1,152
                               Class C                                                                                     1,668
                               Class Y                                                                                       124
                               Institutional Class                                                                            64

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $24.25
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $22.91
                               Class C                                                                                    $22.89
                               Class Y                                                                                    $24.33
                               Institutional Class                                                                        $24.79

INVESCO FLOATING RATE FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         6

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $ 9,039
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                                                                                    $ 4,321
                               Class R                                                                                    $    27
                               Class Y                                                                                    $ 2,676
                               Institutional Class                                                                        $ 1,466

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.1677
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                                                                                     0.1479
                               Class R                                                                                     0.1586
                               Class Y                                                                                     0.1770
                               Institutional Class                                                                         0.1805

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     65,190
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                                                                                     35,162
                               Class R                                                                                        194
                               Class Y                                                                                     19,664
                               Institutional Class                                                                         11,617

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $  7.86
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                                                                                    $  7.83
                               Class R                                                                                    $  7.88
                               Class Y                                                                                    $  7.85
                               Institutional Class                                                                        $  7.86

INVESCO STRUCTURED CORE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         7

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $    18
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $     1
                               Class C                                                                                    $     1
                               Class R                                                                                    $    15
                               Class Y                                                                                    $     2
                               Investor Class                                                                             $   849
                               Institutional Class                                                                        $   175

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.0830
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.0269
                               Class C                                                                                     0.0269
                               Class R                                                                                     0.0691
                               Class Y                                                                                     0.1035
                               Investor Class                                                                              0.0830
                               Institutional Class                                                                         0.1035

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                        218
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                         26
                               Class C                                                                                         25
                               Class R                                                                                        178
                               Class Y                                                                                         21
                               Investor Class                                                                               9,638
                               Institutional Class                                                                          1,651

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $  7.91
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $  7.84
                               Class C                                                                                    $  7.83
                               Class R                                                                                    $  7.88
                               Class Y                                                                                    $  7.92
                               Investor Class                                                                             $  7.93
                               Institutional Class                                                                        $  7.93

INVESCO STRUCTURED GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         8

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                 $   458
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                 $    57
                               Class C                                                                                 $   189
                               Class R                                                                                 $     9
                               Class Y                                                                                 $    34
                               Institutional                                                                           $     3

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                  2.7149
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                  2.6262
                               Class C                                                                                  2.6262
                               Class R                                                                                  2.6853
                               Class Y                                                                                  2.7461
                               Institutional                                                                            2.7461

INVESCO STRUCTURED VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A,

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         9

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                 $   770
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                 $   199
                               Class C                                                                                 $    47
                               Class R                                                                                 $    15
                               Class Y                                                                                 $     8

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                  4.5037
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                  4.4223
                               Class C                                                                                  4.4223
                               Class R                                                                                  4.4763
                               Class Y                                                                                  4.5282

INVESCO SELECT REAL ESTATE INCOME FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         10

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $ 3,060
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $    29
                               Class C                                                                                    $   289
                               Class Y                                                                                    $   513
                               Institutional Class                                                                        $   814

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.1583
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.1280
                               Class C                                                                                     0.1280
                               Class Y                                                                                     0.1679
                               Institutional Class                                                                         0.1736

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     20,950
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                        233
                               Class C                                                                                      2,692
                               Class Y                                                                                      3,087
                               Institutional Class                                                                          4,612

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $  8.50
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $  8.48
                               Class C                                                                                    $  8.48
                               Class Y                                                                                    $  8.48
                               Institutional Class                                                                        $  8.49

INVESCO CORE PLUS BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         11

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $   114
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $    10
                               Class C                                                                                    $    10
                               Class R                                                                                    $     2
                               Class Y                                                                                    $     2
                               Institutional Class                                                                        $     2

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.1552
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.1153
                               Class C                                                                                     0.1153
                               Class R                                                                                     0.1419
                               Class Y                                                                                     0.1685
                               Institutional Class                                                                         0.1685

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                        785
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                         69
                               Class C                                                                                         95
                               Class R                                                                                         12
                               Class Y                                                                                         11
                               Institutional Class                                                                             11

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 10.41
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 10.41
                               Class C                                                                                    $ 10.41
                               Class R                                                                                    $ 10.41
                               Class Y                                                                                    $ 10.41
                               Institutional Class                                                                        $ 10.41
                               Institutional Class                                                                        $ 10.41

INVESCO VAN KAMPEN GROWTH AND INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         12

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $ 24,141
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $  1,138
                               Class C                                                                                    $    506
                               Class R                                                                                    $    573
                               Class Y                                                                                    $  9,220
                               Institutional Class                                                                        $    398

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                      0.0958
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                      0.0821
                               Class C                                                                                      0.0308
                               Class R                                                                                      0.0743
                               Class Y                                                                                      0.1175
                               Institutional Class                                                                          0.1175

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     241,234
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      12,017
                               Class C                                                                                      15,436
                               Class R                                                                                       7,754
                               Class Y                                                                                      83,268
                               Institutional Class                                                                           7,539

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $  20.50
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $  20.35
                               Class C                                                                                    $  20.30
                               Class R                                                                                    $  20.51
                               Class Y                                                                                    $  20.52
                               Institutional Class                                                                        $  20.54

INVESCO EQUALLY WEIGHTED S&P 500 FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         13

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $ 8,802
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $   421
                               Class C                                                                                    $   250
                               Class R                                                                                    $     2
                               Class Y                                                                                    $ 2,834

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.4053
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.1071
                               Class C                                                                                     0.1071
                               Class R                                                                                     0.3059
                               Class Y                                                                                     0.4881

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     22,069
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      3,534
                               Class C                                                                                      2,446
                               Class R                                                                                         14
                               Class Y                                                                                      6,120

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 32.68
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 32.60
                               Class C                                                                                    $ 31.61
                               Class R                                                                                    $ 32.58
                               Class Y                                                                                    $ 32.90

INVESCO CALIFORNIA TAX-FREE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         14

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $   557
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $ 5,440
                               Class C                                                                                    $   334
                               Class Y                                                                                    $   604

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.2591
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.2606
                               Class C                                                                                     0.2328
                               Class Y                                                                                     0.2739

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                      2,051
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                     19,959
                               Class C                                                                                      1,345
                               Class Y                                                                                      2,096

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 10.79
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 10.86
                               Class C                                                                                    $ 10.85
                               Class Y                                                                                    $ 10.83

INVESCO LARGE CAP RELTAIVE VALUE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER:        811-09913
SERIES NO.:         15

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $   208
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $     -
                               Class C                                                                                    $     -
                               Class Y                                                                                    $ 1,354

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.0510
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.0151
                               Class C                                                                                     0.0151
                               Class Y                                                                                     0.0630

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                      3,533
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                          3
                               Class C                                                                                         11
                               Class Y                                                                                      6,261

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 11.37
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 11.34
                               Class C                                                                                    $ 11.35
                               Class Y                                                                                    $ 11.38

INVESCO NEW YORK TAX-FREE INCOME FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         16

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $   963
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $   275
                               Class C                                                                                    $    81
                               Class Y                                                                                    $   166

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.2347
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.2098
                               Class C                                                                                     0.2062
                               Class Y                                                                                     0.2453

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                      4,020
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      1,224
                               Class C                                                                                        410
                               Class Y                                                                                        689

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 10.41
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 10.34
                               Class C                                                                                    $ 10.33
                               Class Y                                                                                    $ 10.30

INVESCO VAN KAMPEN EQUITY AND INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $ 75,598
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $ 11,593
                               Class C                                                                                    $  7,381
                               Class R                                                                                    $  1,526
                               Class Y                                                                                    $  4,800
                               Institutional Class                                                                        $    789

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                      0.0770
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                      0.0697
                               Class C                                                                                      0.0466
                               Class R                                                                                      0.0674
                               Class Y                                                                                      0.0870
                               Institutional Class                                                                          0.0870

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     943,594
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                     149,229
                               Class C                                                                                     150,495
                               Class R                                                                                      22,237
                               Class Y                                                                                      56,251
                               Institutional Class                                                                          12,172

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $   9.05
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $   8.88
                               Class C                                                                                    $   8.91
                               Class R                                                                                    $   9.08
                               Class Y                                                                                    $   9.05
                               Institutional Class                                                                        $   9.06

INVESCO BALANCED FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         18


72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $   564
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $    91
                               Class C                                                                                    $   163
                               Class Y                                                                                    $     2

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.0866
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.0411
                               Class C                                                                                     0.0410
                               Class Y                                                                                     0.1017

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                      6,434
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      1,733
                               Class C                                                                                      3,768
                               Class Y                                                                                         26


74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 13.57
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 13.59
                               Class C                                                                                    $ 13.58
                               Class Y                                                                                    $ 13.56

INVESCO DIVIDEND GROWTH SECURITIES FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         19

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $   356
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $10,794
                               Class C                                                                                    $   116
                               Class Y                                                                                    $   171

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.1297
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.1308
                               Class C                                                                                     0.0789
                               Class Y                                                                                     0.1468

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                      3,056
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                     88,579
                               Class C                                                                                      1,651
                               Class Y                                                                                      1,239

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 13.51
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 13.62
                               Class C                                                                                    $ 13.45
                               Class Y                                                                                    $ 13.53

INVESCO FUNDAMENTAL VALUE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 2/28/2011
FILE NUMBER :      811-09913
SERIES NO.:        20

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $    98
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $   165
                               Class C                                                                                    $     1
                               Class Y                                                                                    $     3

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.0759
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.0727
                               Class C                                                                                     0.0020
                               Class Y                                                                                     0.1031

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                      1,284
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      2,191
                               Class C                                                                                        329
                               Class Y                                                                                         28

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 11.54
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 11.43
                               Class C                                                                                    $ 11.41
                               Class Y                                                                                    $ 11.52

INVESCO S&P 500 INDEX FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         21

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $ 4,315
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $   344
                               Class C                                                                                    $   411
                               Class Y                                                                                    $   331

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.1486
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.0705
                               Class C                                                                                     0.0705
                               Class Y                                                                                     0.1709

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     28,322
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      4,225
                               Class C                                                                                      5,716
                               Class Y                                                                                      1,275

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 14.33
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 14.02
                               Class C                                                                                    $ 13.88
                               Class Y                                                                                    $ 14.47

INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         22

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     20,243
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      2,456
                               Class C                                                                                      3,029
                               Class Y                                                                                      1,027
                               Institutional Class                                                                              1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 12.80
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 12.55
                               Class C                                                                                    $ 12.61
                               Class Y                                                                                    $ 12.86
                               Institutional Class                                                                        $ 12.81

INVESCO VAN KAMPEN CORE EQUITY FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         23

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $   108
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $     3
                               Class C                                                                                    $     4
                               Class R                                                                                    $   356
                               Class Y                                                                                    $     -

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.0836
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.2870
                               Class C                                                                                     0.0279
                               Class R                                                                                     0.0648
                               Class Y                                                                                     0.1019

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                        913
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                         90
                               Class C                                                                                        145
                               Class R                                                                                          2
                               Class Y                                                                                      2,902

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $  8.15
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $  8.11
                               Class C                                                                                    $  8.11
                               Class R                                                                                    $  8.16
                               Class Y                                                                                    $  8.17

INVESCO VAN KAMPEN EQUITY PREMIUM INCOME FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         24

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $    70
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $     -
                               Class C                                                                                    $     -
                               Class Y                                                                                    $     6

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.0079
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.0000
                               Class C                                                                                     0.0000
                               Class Y                                                                                     0.0154

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                      7,757
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      1,626
                               Class C                                                                                      6,459
                               Class Y                                                                                        425

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $  8.41
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $  8.27
                               Class C                                                                                    $  8.27
                               Class Y                                                                                    $  8.43

INVESCO VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         25

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                                                                    $ 2,910
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                                                                    $    77
                               Class C                                                                                    $   189
                               Class Y                                                                                    $     4

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                                                                                     0.3366
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                                                                     0.2902
                               Class C                                                                                     0.2774
                               Class Y                                                                                     0.3566

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                      8,458
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                        231
                               Class C                                                                                        633
                               Class Y                                                                                         10

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 15.31
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 15.30
                               Class C                                                                                    $ 15.33
                               Class Y                                                                                    $ 15.31

INVESCO VAN KAMPEN SMALL CAP GROWTH FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2011
FILE NUMBER :       811-09913
SERIES NO.:         26

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                                                                     79,045
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                                                      2,064
                               Class C                                                                                      5,950
                               Class Y                                                                                     25,496

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                                                                    $ 11.98
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                                                                    $ 11.22
                               Class C                                                                                    $ 11.07
                               Class Y                                                                                    $ 12.14